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                                                                  Exhibit 10.12a


                                 Amendment to
                      July 28, 1997 Employment Agreement
                         between Herbert J. Zarkin and
                           BJ's Wholesale Club, Inc.

     The July 28, 1997 Employment Agreement (the "Agreement") between Herbert J. Zarkin of 8 Lands End Lane, Sudbury, Massachusetts 01776 ("Executive") and BJ's Wholesale Club, Inc., a Delaware corporation (the "Company"), whose principal office is in Natick, Massachusetts, is hereby amended, effective as of September 14, 2000, as follows.

     1. Section 1 of the Agreement is amended to read in its entirety as follows:

         "1.   EFFECTIVE DATE; TERM OF AGREEMENT.  The Agreement is effective as of July 28, 1997 and is amended effective as of September 14, 2000. This Amendment and the Agreement shall supersede any other employment agreement including, without limitation, the Employment Agreement dated as of September 19, 1996 between Executive and Waban Inc., a Delaware corporation, renamed HomeBase, Inc. ("HomeBase"), other than the Employment Agreement dated July 28, 1997 between the Executive and HomeBase (the "HomeBase Employment Agreement") and the Change of Control Severance Agreement dated as of July 28, 1997 between the Company and Executive (the "Change of Control Agreement").
         Executive's employment by the Company shall continue on the terms provided herein until September 15, 2003 and thereafter until terminated by either Executive or the Company, subject to earlier termination as provided herein (such period of employment hereinafter called "Employment Period")."

     2. Section 3(b) is hereby amended as follows by adding the following sentence at the end thereof:

         "Notwithstanding the foregoing sentences in subsection 3(b) Executive will not be eligible to earn any additional MIP awards for periods beginning after February 3, 2001."

     3. Section 5(a) and to 5(b) shall be amended by replacing "July 31, 2000" with "September 15, 2003".
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     4.  Section 12 is Amended to read in its entirety as follows:

          "12.   ENTIRE AGREEMENT.  This Amendment, the Agreement and Exhibit A
          to the Agreement supersede all prior written or oral agreements between the Company and the Executive and represents the entire agreement between the parties relating to the Executive's employment by the Company, except the Change of Control Agreement."

                                              /s/ Herbert J. Zarkin
                                              ------------------------------
                                              Herbert  J. Zarkin


                                              BJ'S WHOLESALE CLUB, INC.


                                              By: /s/ John J. Nugent
                                                  --------------------------
                                                  President



Amd HZemp



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